2001 Semi-Annual Report

The Royce Funds

Value Investing in Small Companies for More Than 25 Years

ROYCE

CAPITAL

FUND

MICRO-CAP PORTFOLIO

SMALL-CAP PORTFOLIO

SEMI-ANNUAL REPORT REFERENCE GUIDE

LETTER TO OUR SHAREHOLDERS	2

PERFORMANCE AND PORTFOLIO REVIEWS	4

SCHEDULES OF INVESTMENTS AND FINANCIAL STATEMENTS	8

[Pullquote]

For more than 25 years, our approach has focused on evaluating a company's current worth -- our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company's future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

[End pullquote]

Letter to Our Shareholders

RISKY BUSINESS, AS USUAL

A review of the attitudes that have dominated commentary about the stock market over the last year and a half reveals drastic extremes. The perspective shifted from the perpetual sunshine of the late '90s to the more recent image of a market in ruins. Neither view seems quite right to us. While there's no denying the euphoria that existed two years ago or the sense of panic that has afflicted many investors during the last year, our own perspective on the markets has been a bit more restrained. We never subscribed to the theory that "The Business Cycle is Dead," nor do we now believe in "The End of Equity Investing." It seems to us that both equity investing and the inevitability of cycles (whether in business or the market) remain alive and well.

What, then, have the events of the last 18 months meant? Perhaps a return to that seemingly unusual state of affairs, Business As Usual. The bursting Internet bubble in March 2000 took much of the Technology sector, especially telecommunications stocks, down with it. The ensuing bear market that drove stock prices down throughout the market looked to us like the typical aftermath of a period of fevered speculation and unrealistic expectations. We were hardly euphoric to see the arrival of an extended down market, but we were not shocked. We thought that the excesses had to be wrung out if the market was to return to more realistic valuations; that seems to be exactly what took place between March of last year and April of this one. However, negative perceptions about the market may prove more resilient than the bear market itself. While there is still reason to be concerned about the overall health of stocks -- recession remains a possibility, Tech stocks continue to struggle and many large companies still look overvalued to us -- we think that the worst may be over, at least for many non-Technology companies. In fact, the most remarkable development so far this year has been how unremarkable the behavior of the stock market has been. Year-to-date returns have been generally low, markets have been volatile and the outlook is uncertain. To long-term investors, it all feels very familiar. Of course, nothing about a more familiar market environment would suggest an inherent advantage for small-cap stocks. The prelude to this environment, however, helps to explain small-cap's recent outperformance over large-cap. Not being the primary beneficiaries of the latter stages of the bull market, small-caps had less value to give back in the correction. The upshot is that the small-cap Russell 2000 index has outperformed the large-cap S&P 500 in every month so far in 2001. It also outpaced the S&P 500 for the fourth consecutive quarter, a time period that included two negative performance quarters for each index -- the fourth quarter of 2000 and the first quarter of 2001.

After spending a few years being perceived as the Weakest Link of investment styles, the most recent results for small-cap value would silence even acerbic hostess Anne Robinson's acid tongue. The Russell 2000 Value index eked out a positive return of 1.0% versus a loss of 15.2% for the Russell 2000 Growth index in the generally bearish first quarter. As might be expected, in the more robust second quarter, value lost some ground to growth, up 11.7% versus a gain of 18.1%, but year-to-date through 6/30/01, the Russell 2000 Value index stayed ahead of the Russell 2000 Growth index, 12.8% versus 0.2%. Value also held a substantial performance edge over growth from the small-cap peak on 3/9/00 through 6/30/01, up 32.4% versus a loss of 40.5% for the growth index.

BE TRUE TO YOUR SCHOOL

Recent successes have led many commentators to anoint value managers as the new high priests of the stock market. We're more amused than flattered by all of the sudden attention that our approach has been receiving. At the end of 1997, conventional wisdom held that if investors were not investing in large-cap index funds, they were missing out. In 1999, while large-cap indexing was still doing well, the real action was in Internet stocks. Throughout both periods, the wisdom, if not the viability, of value investing was questioned. However, over the most recent full market cycle and for the three- and five-year periods ended 6/30/01, returns for our Funds compared favorably to those other styles and indices that some thought had rendered our quaint ways obsolete.

Regardless of approach, absolute returns over long-term periods and full market cycles are the standards by which we think the effectiveness of a style should be judged -- not what's working right now, even if that happens to be value investing. In terms of our own recent history, we were never as dumb as we may have looked between 1997 and 1999, and we certainly did not become graced with genius in March of 2000. Nothing about the way we invest has changed, only the perception of it. We think that the virtues of active small-cap management should remain apparent throughout the current period. And rest assured that when the next hot trend captivates the fickle affections of market pundits, we will still be investing much the same way.

[PHOTO]

(l-r) Charlie Dreifus, Jack Fockler, Buzz Zaino, Whitney George, Chuck Royce

Our view is that the worst of the bear market is behind us. However, we do not see the return of the rampaging bull any time soon. Instead, we think that overall returns will be positive, but low, with volatility playing a significant role in stock market behavior, as it historically has.

The year's half-way point finds us in a sweet spot for value investing. There is a fortuitous balance between sectors that are still doing well, such as insurance and biotechnology, and those that many investors are neglecting, such as semiconductors and computers. We continue to root out what we think are well-run, financially solid companies that have been disproportionately hurt by market sell offs. We are comfortable with our business buyer's approach as we look towards the volatile months ahead.

Sincerely,

/s/ Charles M. Royce	/s/ W. Whitney George	/s/ Jack E. Fockler, Jr.

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

        August 10, 2001

P.S.        Effective July 1, 2001, W. Whitney George, Senior Portfolio Manager and Managing Director of Royce & Associates, Inc., became the primary portfolio manager of Royce Capital Fund's portfolios. Mr. George has been involved in the Funds' portfolio activities from their inception.

P.P.S.        We are pleased to announce that Royce & Associates, Inc. has agreed to a partnership with Legg Mason, Inc., a public holding company that provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. Legg Mason has agreed to purchase Royce & Associates, Inc., the investment adviser to Royce Capital Fund. Shareholders should have received proxy statements asking to approve the new investment advisory agreement. We ask that you read it carefully and vote promptly.

NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions. The Funds' total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Funds. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Royce Capital Fund portfolios invest in small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Primary Risks for Fund Investors" in the prospectus). This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements within this report regarding the future prospects for particular securities held in the Funds' portfolios and Royce's investment intentions with respect to those securities reflect Royce's opinions as of June 30, 2001 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future. The Nasdaq Composite, Russell 2000, Russell 2000 Value, Russell 2000 Growth and S&P 500 are unmanaged indices of domestic common stocks.

Royce Capital Fund -- Micro-Cap Portfolio

Average Annual Total Returns	Through 6/30/01
January -- June 2001*	25.96%
One-Year	40.39
Three-Year	23.37
Since Inception (12/27/96)	21.63
* Not annualized.
Portfolio Diagnostics
Median Market Capitalization	$219 million
Weighted Average P/E Ratio	12.9x*
Weighted Average P/B Ratio	1.5x
Weighted Average Yield	0.6%
Net Assets	$70.6 million
* Excludes 19% of holdings with zero or negative earnings as of 6/30/01.

MANAGER'S DISCUSSION

2001's first half was very good for micro-cap stocks. Royce Capital Fund -- Micro-Cap Portfolio (RCM) was up 26.0% in the first half, more than tripling the return of its small-cap benchmark, the Russell 2000, which was up 6.9% for the same period. The Fund enjoyed relatively strong performance in the bearish first quarter, when it was up 4.1% versus -6.5% for the Russell 2000. In the second-quarter rally, RCM was up 21.0%, ahead of the Russell 2000's return of 14.4%. The Fund's consistently solid performance in the first half was somewhat at odds with a stock market that has been characterized by volatility and generally low or negative returns. RCM's average annual total return from inception (12/27/96) was 21.6%.

While micro-cap stocks have historically been among the stock market's most volatile performers, first-half returns offered a reversal of that historical role. In RCM's portfolio, strong performances came from a variety of sectors and industries, including those still struggling in the market as a whole, such as Technology, as well as those in traditional cyclical industries, such as insurance and retail. The second quarter was especially noteworthy from our perspective in that high returns could be found in such volatile businesses as drugs and biotechnology and in typically more conservative businesses, such as defense and investment management. These developments made the first half a true stockpicker's market, one in which investors appeared to be seeking company quality as opposed to momentum. We could not have been happier.

Top-ten holding Thor Industries manufactures recreational vehicles (RVs) and small- and mid-sized busses. Monaco Coach is in the similar business of motor coach manufacture. The price of each company sped upward in the first half. We are holding on to large positions in both, believing that neither has yet reached its full value. Another strong performer that inspires ongoing confidence is Woodward Governor, a designer and manufacturer of energy control systems and components for aircraft and industrial engines and turbines. Women's fashion specialist Cato and outdoor and active wear retailer The Finish Line seemed to be the right size for investors. The price of each rose steadily from January through May, before dipping a bit in June, as fears of a recession had a cooling effect on many retail stocks.

Boosted by surprisingly strong returns from software companies and semiconductor maker ESS Technology, Tech stocks were a major beneficiary of the second-quarter rebound. Health stocks also showed robust performances. New holding Martek Biosciences, which develops microalgae-based nutritional products, posted solid gains, as did Antigenics, a developer of treatments for cancers, serious infectious diseases, autoimmune and other disorders. Promising technological developments, including clinical tests on oral insulin, drove up the price of Emisphere Technologies, a biopharmaceutical company whose products enable the oral delivery of medicines that usually cannot be taken orally.

We believe that the market will remain volatile in the months ahead, emphasizing the need for careful stock selection.

Performance and Portfolio Review
Top Ten Positions	% of Net Assets
Thor Industries	2.2%
BKF Capital Group	2.1
Cato Cl. A	2.0
Proassurance	1.9
Curtiss-Wright	1.9
Capitol Transamerica	1.9
3TEC Energy	1.8
Ocular Sciences	1.7
Ducommun	1.6
Somera Communications	1.6

Sector Breakdown	% of Net Assets
Technology	20.8%
Industrial Products	12.5
Health	10.3
Consumer Services	9.8
Industrial Services	9.4
Natural Resources	9.0
Financial Intermediaries	7.9
Consumer Products	3.7
Financial Services	2.5
Miscellaneous	4.7
Cash & Cash Equivalents	9.4

GOOD IDEAS THAT WORKED

Net Realized and Unrealized Gain

Year-to-Date Through 6/30/01
BKF Capital Group	$672,750
Ocular Sciences	617,668
Thor Industries	604,695
Cornell Companies	520,503
Woodward Governor	439,560

BKF Capital Group -- We first bought the stock of this asset management company as the firm was making the transition from a closed-end fund manager to a publicly traded asset manager. The company's large-cap value bias seems to have been the right strategy, as investors have been taking more and more notice lately.

Ocular Sciences -- Growing revenues opened eyes on Wall Street, helping to boost the price of this highly profitable prescription contact lenses manufacturer and marketer. We continued to build our position through the spring.

GOOD IDEAS AT THE TIME

Net Realized and Unrealized Loss

Year-to-Date Through 6/30/01
VIVUS	$159,653
INT Media Group	140,165
Puerto Rican Cement Company	139,665
T/R Systems	130,190
Denbury Resources	109,440

VIVUS -- We first bought shares of this pharmaceutical company that develops, acquires and markets products to improve quality-of-life disorders in March, only to watch its price decline even further. We think that it's a well-managed firm with terrific growth potential.

INT Media Group -- Formerly internet.com, this e-business and internet technology network services firm saw its stock price decline in spite of its growing business. Taking advantage of low prices, we added to our position in March.

Royce Capital Fund -- Small-Cap Portfolio

Average Annual Total Returns	Through 6/30/01
January-- June 2001*	19.22%
One-Year	39.02
Three-Year	18.94
Since Inception (12/27/96)	19.30
* Not annualized.
Portfolio Diagnostics
Median Market Capitalization	$706 million
Weighted Average P/E Ratio	13.6x
Weighted Average P/B Ratio	1.9x
Weighted Average Yield	0.7%
Net Assets	$5.0 million

MANAGER'S DISCUSSION

Somewhat surprisingly for a small-cap value portfolio, Royce Capital Fund -- Small-Cap Portfolio (RCS) stayed in step with the stock market in the first half, struggling in the bear-market environment of the first quarter before shining in the upswing of the second. In the first quarter, RCS was down 5.3% versus -6.5% for its small-cap benchmark, the Russell 2000. The Fund then rebounded in the second-quarter rally, up 25.9% versus 14.4% for the Russell 2000. For the year-to-date period ended 6/30/01, RCS was up 19.2%, well ahead of the Russell 2000, which was up 6.9% for the same period. The Fund's average annual total return since inception (12/27/96) was 19.3%.

Low stock prices in the first quarter enabled us to initiate or add to positions in small-cap companies with what we think are attractive financial characteristics, especially in the more volatile Technology and Health sectors. In April, we first bought shares of information technology (IT) staffing and consulting services company Perot Systems, a company that is emerging as a leader in a business whose viability many were questioning in the wake of slashed IT budgets. By May, its price was on the rise. We began buying shares of cancer and degenerative disorder treatment developer Antigenics in January, then watched its price climb in the second quarter. We also built our position in Lexicon Genetics, a company that uses gene 'knockout' technology in drug discovery before its price began to recover in the spring.

Aerospace and defense companies posted strong gains. Curtiss-Wright, a designer and manufacturer of precision components and systems for various military and industrial uses, enjoyed a strong first half. Woodward Governor, a designer and manufacturer of energy control systems and components for aircraft and industrial engines and turbines, made smart acquisitions, selling off unprofitable businesses and expanding its market share just in time for investors to take notice. Its price nearly tripled over the last year. Recreational vehicle and motor coach manufacturers Monaco Coach and Thor Industries seemed to benefit from the renewed attention that investors were paying to company quality, as the price of each stock cruised upward during the first half.

Other traditional cyclical companies turned in strong performances, such as asset manager BKF Capital Group. Its primary business as a successful large-cap value manager attracted more and more investors in the first half. A (hopefully temporary) decline in oil and natural gas stock prices could not keep the price of seismic data acquisition systems designer and manufacturer Input/Output from gushing. Similarly, closeout retailer Big Lots (formerly Consolidated Stores) also did well, in spite of consistent talk about a looming recession. A long-awaited turnaround in precious metals prices helped the stock of gold-mining concern Homestake Mining Company to shine. We sold our position late in June.

We believe that the Fund's concentrated portfolio of small-cap stocks is well-positioned for what we expect will be a volatile, low-return environment.

Performance and Portfolio Review
Top Ten Positions	% of Net Assets
Curtiss-Wright	3.2%
Perot Systems Cl. A	2.7
Ocular Sciences	2.6
Input/Output	2.5
Charming Shoppes	2.4
Thor Industries	2.4
Covance	2.2
Lexicon Genetics	2.2
BKF Capital Group	2.0
Monaco Coach	2.0
Sector Breakdown	% of Net Assets
Technology	24.3%
Consumer Services	11.4
Natural Resources	9.9
Industrial Services	8.1
Health	7.0
Industrial Products	6.5
Financial Intermediaries	5.8
Consumer Products	3.1
Financial Services	2.0
Miscellaneous	4.3
Cash & Cash Equivalents	17.6

GOOD IDEAS THAT WORKED

Net Realized and Unrealized Gain

Year-to-Date Through 6/30/01
Ocular Sciences	$63,913
Covance	62,162
Perot Systems Cl. A	60,479
Applera Corporation - Celera
Genomics Group	49,773
Monaco Coach	46,599

Ocular Sciences -- Growing revenues opened eyes on Wall Street, helping to boost the price of this highly profitable prescription contact lenses manufacturer and marketer. We continued to build our position through the spring.

Covance -- This contract research organization providing product development services to the pharmaceutical, biotechnology and medical device industries, weathered the first-quarter downturn fairly well before its price started climbing in April after the company reduced debt and sold off some businesses.

GOOD IDEAS AT THE TIME

Net Realized and Unrealized Loss

Year-to-Date Through 6/30/01
Washington Group International	$64,557
Genset ADR	28,755
Comdisco	28,599
Spherion Corporation	10,300
Tom Brown	7,721

Washington Group International -- This large-scale engineering and construction company could not dig its way out of its costly acquisition of Raytheon's construction unit. Resulting overruns drove it to bankruptcy and a potentially lengthy lawsuit against Raytheon.

Genset -- We thought that the company made too risky a move when it changed its business from genomics services to pharmaceutical producer. Other investors seemed to agree; its price plummeted through spring, leading us to take our losses and sell off our position in April.

SCHEDULES OF INVESTMENTS
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO	June 30, 2001 (unaudited)
COMMON STOCKS-90.6%
	SHARES	VALUE
Consumer Products-3.7%
Apparel and Shoes-0.2%
Nautica Enterprises a	7,700	$157,311

Collectibles-0.7%
Enesco Group a	80,800	488,840

Food/Beverage/Tobacco-0.6%
800 JR Cigar a,c	30,000	390,000

Home Furnishing/Appliances-0.2%
Bassett Furniture Industries	12,500	157,250

Publishing-0.4%
Marvel Enterprises a	96,500	294,325

Other Consumer Products-1.6%
Koala Corporation a	65,800	263,200
Matthews International Cl. A	16,800	738,654
Velcro Industries	7,500	80,813
		1,082,667

Total (Cost $2,084,705)		2,570,393
Consumer Services-9.8%
Leisure/Entertainment-3.4%
Monaco Coach a	25,200	836,640
Thor Industries	46,700	1,539,699
		2,376,339
Retail Stores-5.9%
Buckle (The) a	38,600	729,540
Cato Cl. A	71,000	1,385,920
Charming Shoppes a	91,200	547,200
Finish Line (The) Cl. A a	58,800	734,412
Urban Outfitters a	75,300	808,722
		4,205,794
Other Consumer Services-0.5%
Cheap Tickets a	24,400	368,440

Total (Cost $4,714,740)		6,950,573
Financial Intermediaries-7.9%
Insurance-7.9%
Capitol Transamerica	87,700	1,335,671
Highlands Insurance Group a	20,200	97,970
NYMAGIC	39,400	780,120
Navigators Group a	55,700	1,052,730
Proassurance a	79,200	1,366,200
PXRE Group	26,700	520,650
Trenwick Group	19,400	444,648

Total (Cost $4,129,644)		5,597,989
Financial Services-2.5%
Insurance Brokers-0.4%
CorVel a	7,500	279,375

Investment Management-2.1%
BKF Capital Group a	45,000	1,494,000

Total (Cost $1,016,431)		1,773,375
	SHARES	VALUE
Health-10.3%
Commercial Services-1.8%
PAREXEL International a	33,900	$661,050
Young Innovations a	26,700	598,080
		1,259,130
Drugs and Biotech-5.4%
Antigenics a	30,000	592,500
BioReliance a	19,800	257,400
+ Discovery Partners International a	93,800	497,140
+ DUSA Pharmaceuticals a	37,300	532,644
+ Emisphere Technologies a	25,100	729,657
Organogenesis a	96,500	714,100
+ VIVUS a	147,400	456,940
		3,780,381
Health Services-0.8%
aaiPharma a	34,700	544,443

Personal Care-1.7%
Ocular Sciences a	48,300	1,226,820

Surgical Products and Devices-0.6%
+ Orthofix International a	16,800	450,744

Total (Cost $5,389,860)		7,261,518
Industrial Products-12.5%
Building Systems and Components-3.3%
Falcon Products	34,000	241,400
LSI Industries	30,000	701,700
+ Preformed Line Products Company	37,500	675,000
Simpson Manufacturing a	12,000	726,000
		2,344,100
Construction Materials-1.8%
Florida Rock Industries	10,000	469,000
Monarch Cement	2,500	47,500
Puerto Rican Cement Company	30,100	714,875
		1,231,375
Industrial Components-1.3%
+ Wescast Industries Cl. A	25,000	843,000
Woodhead Industries	5,200	88,400
		931,400
Machinery-1.5%
Lincoln Electric Holdings	19,900	507,450
Micro General a	31,680	519,552
		1,027,002
Pumps, Valves and Bearings-2.2%
Denison International ADR a,b	59,900	1,002,127
Sun Hydraulics	73,100	573,835
		1,575,962
Specialty Chemicals and Materials-0.9%
CFC International a	17,500	46,462
High Plains a	127,600	542,300
Synalloy Corporation	10,450	72,105
		660,867
Other Industrial Products-1.5%
BHA Group Holdings	13,300	181,545
Quixote	30,800	879,956
		1,061,501
Total (Cost $7,657,405)		8,832,207

SCHEDULES OF INVESTMENTS
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO	June 30, 2001 (unaudited)
	SHARES	VALUE
Industrial Services-9.4%
Commercial Services-6.3%
CDI Corporation a	17,800	$302,422
Carlisle Holdings a	67,500	346,950
Cornell Companies a	60,700	846,765
New Horizons Worldwide a	45,700	635,687
RCM Technologies a	61,300	297,305
RemedyTemp Cl. A a	61,900	882,075
Sevenson Environmental Services	20,328	266,805
Wackenhut Corrections a	65,400	856,740
		4,434,749
Food/Tobacco Processors-0.5%
Midwest Grain Products a	29,400	329,280

Printing-1.7%
Ennis Business Forms	54,500	430,550
New England Business Service	40,900	785,280
		1,215,830
Transportation and Logistics-0.9%
AirNet Systems a	60,500	405,350
Frozen Food Express Industries a	88,000	237,600
		642,950

Total (Cost $5,704,551)		6,622,809
Natural Resources-9.0%
Energy Services-3.3%
Carbo Ceramics	15,000	555,750
Global Industries a	14,600	182,062
Input/Output a	69,600	883,920
Peerless Mfg.	14,400	512,640
Willbros Group a	18,200	236,600
		2,370,972
Oil and Gas-5.6%
Denbury Resources a	68,400	642,960
NATCO Group Cl. A a	62,800	552,640
PetroCorp a	101,700	952,929
Pure Resources a	32,697	588,546
3TEC Energy a	70,700	1,254,925
		3,992,000
Precious Metals and Mining-0.1%
MK Gold a	15,000	14,700

Total (Cost $4,149,560)		6,377,672
Technology-20.8%
Aerospace/Defense-4.9%
Curtiss-Wright	25,200	1,353,240
Ducommun a	86,800	1,128,400
Special Metals a	6,100	17,812
Woodward Governor	11,100	936,285
		3,435,737
Components and Systems-3.2%
CSP a	100,700	380,646
DuraSwitch Industries a	25,300	391,897
Excel Technology a	23,600	521,088
Perceptron a	151,100	203,985
SBS Technologies a	17,000	321,640
T/R Systems a	117,600	457,464
		2,276,720
	SHARES	VALUE
Distribution-1.2%
Richardson Electronics	62,000	$868,000

Internet Software and Services-0.8%
INT Media Group a	134,900	539,600

IT Services-1.5%
Analysts International	123,200	549,472
+ Syntel a	67,300	518,210
		1,067,682
Semiconductors and Equipment-2.5%
ESS Technology a	96,000	1,017,600
Electroglas a	19,000	336,300
PCD a	7,000	31,605
TTM Technologies a	48,000	422,400
		1,807,905
Software-4.2%
ANSYS a	46,600	872,352
Deltek Systems a	30,000	213,600
Integral Systems a	28,800	694,944
JDA Software Group a	22,400	372,064
SPSS a	15,000	237,150
+ Transaction Systems
Architects Cl. A a	36,100	559,550
		2,949,660
Telecommunication-2.5%
Globecomm Systems a	53,200	356,972
PECO II a	43,600	285,580
+ Somera Communications a	156,200	1,118,392
		1,760,944
Total (Cost $12,350,104)		14,706,248

Miscellaneous-4.7%
Total (Cost $3,214,854)		3,318,827

TOTAL COMMON STOCKS
(Cost $50,411,854)		64,011,611

REPURCHASE AGREEMENT-9.9%
State Street Bank & Trust Company,
2.75% dated 6/29/01, due
7/2/01, maturity value $7,001,604
(collateralized by U. S. Treasury
Notes, 7.50% due 02/15/05
valued at $7,142,682)
(Cost $7,000,000)		7,000,000

TOTAL INVESTMENTS-100.5%
(Cost $57,411,854)		71,011,611

LIABILITIES LESS
CASH AND OTHER ASSETS-(0.5)%		(362,256)

NET ASSETS-100.0%		$70,649,355
a	Non-income producing.
b	American Depository Receipt.
c	A security for which market quotations are no longer readily available represents 0.55% of net assets.
This security has been valued at its fair value under procedures established by the Fund's Board of Trustees.
+	New Additions in 2001.
Bold indicates the Fund's largest 20 equity holdings in terms of June 30, 2001 market value.

INCOME TAX INFORMATION- The cost of total investments for Federal income tax purposes was $57,411,854. At June 30, 2001, net unrealized appreciation for all securities was $13,599,757, consisting of aggregate gross unrealized appreciation of $15,769,483 and aggregate gross unrealized depreciation of $2,169,726.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS
ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO	June 30, 2001 (unaudited)
COMMON STOCKS-82.4%
	SHARES	VALUE
Consumer Products-3.1%
Home Furnishing/Appliances-1.1%
+ Industrie Natuzzi ADR b	4,000	$55,440

Sports and Recreation-2.0%
+ Callaway Golf	2,900	45,820
Oakley a	3,000	55,500
		101,320
Total (Cost $134,970)		156,760
Consumer Services-11.4%
Leisure/Entertainment-4.3%
+ Monaco Coach a	3,000	99,600
Thor Industries	3,600	118,692
		218,292
Retail Stores-7.1%
Big Lots a	7,000	95,760
Charming Shoppes a	20,000	120,000
+ Children's Place Retail Stores a	1,600	42,880
+ Pier 1 Imports	4,500	51,750
+ Stein Mart a	4,400	45,496
		355,886
Total (Cost $457,602)		574,178
Financial Intermediaries-5.8%
Insurance-4.9%
Argonaut Group	3,000	60,300
Leucadia National	200	6,490
Proassurance a	2,020	34,845
Trenwick Group	1,700	38,964
Wesco Financial	40	13,916
White Mountains Insurance Group	200	75,250
Zenith National Insurance	500	13,500
		243,265
Securities Brokers-0.9%
+ E*TRADE Group a	7,200	46,440

Total (Cost $219,070)		289,705
Financial Services-2.0%
Investment Management-2.0%
BKF Capital Group a	3,000	99,600
Total (Cost $53,521)		99,600

Health-7.0%
Drugs and Biotech-3.8%
+ Antigenics a	4,000	79,000
+ Lexicon Genetics a	9,000	112,500
		191,500
Personal Care-2.6%
+ Ocular Sciences a	5,200	132,080

Surgical Products and Devices-0.6%
Arrow International	700	26,880

Total (Cost $229,340)		350,460
	SHARES	VALUE
Industrial Products-6.5%
Building Systems and Components-0.7%
Simpson Manufacturing a	600	$36,300

Construction Materials-1.8%
Florida Rock Industries	2,000	93,800

Industrial Components-0.9%
+ Wescast Industries Cl. A	1,300	43,836

Machinery-2.3%
Lincoln Electric Holdings	3,000	76,500
Nordson Corporation	1,400	37,100
		113,600
Pumps, Valves and Bearings-0.4%
Roper Industries	500	20,875

Other Industrial Products-0.4%
Quixote	700	19,999

Total (Cost $248,362)		328,410
Industrial Services-8.1%
Commercial Services-4.6%
ABM Industries	600	22,350
Carlisle Holdings a	2,500	12,850
+ Covance a	5,000	113,250
Spherion Corporation a	9,000	80,550
		229,000
Engineering and Construction-0.5%
Jacobs Engineering Group a	400	26,092

Industrial Distribution-0.3%
Ritchie Bros. Auctioneers a	600	16,500

Printing-0.4%
New England Business Service	1,000	19,200

Transportation and Logistics-2.3%
Arnold Industries	3,700	71,632
Knight Transportation a	2,250	46,237
		117,869
Total (Cost $322,859)		408,661
Natural Resources-9.9%
Energy Services-3.8%
Carbo Ceramics	400	14,820
+ Helmerich & Payne	1,600	49,312
Input/Output a	10,000	127,000
		191,132
Oil and Gas-3.4%
Tom Brown a	3,500	84,000
3TEC Energy a	5,000	88,750
		172,750
Precious Metals and Mining-2.7%
Anglogold ADR b	5,000	89,550
+ Gold Fields ADR b	10,000	45,500
		135,050
Total (Cost $445,932)		498,932

SCHEDULES OF INVESTMENTS
ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO		June 30, 2001 (unaudited)
		SHARES	VALUE
Technology-24.3%
Aerospace/Defense-4.2%
	Curtiss-Wright	3,000	$161,100
	Woodward Governor	600	50,610
			211,710
Components and Systems-3.9%
+	American Power Conversion a	3,100	48,825
	Dionex a	600	19,950
+	Technitrol	3,000	78,000
	Zebra Technologies Cl. A a	1,000	49,120
			195,895
Distribution-2.5%
	Avnet	3,435	77,013
+	KEMET a	2,600	51,506
			128,519
IT Services-5.4%
	American Management Systems a	2,200	51,920
+	Perot Systems Cl. A a	7,500	135,750
+	Syntel a	11,000	84,700
			272,370
Semiconductors and Equipment-5.8%
+	Electroglas a	2,600	46,020
+	Entegris a	8,200	93,890
+	Exar a	2,600	51,376
+	Fairchild Semiconductor Cl. A a	2,200	50,600
+	TTM Technologies a	5,800	51,040
			292,926

	SHARES	VALUE
Software-1.1%
+ JDA Software Group a	3,300	$54,813

Telecommunication-1.4%
+ Plantronics a	3,000	69,450

Total (Cost $1,012,850)		1,225,683

Miscellaneous-4.3%
Total (Cost $209,697)		214,687

TOTAL COMMON STOCKS
(Cost $3,334,203)		4,147,076

TOTAL INVESTMENTS-82.4%
(Cost $3,334,203)		4,147,076

CASH AND OTHER ASSETS
LESS LIABILITIES-17.6%		886,797

NET ASSETS- 100.0%		$5,033,873
a	Non-income producing.
b	American Depository Receipt.
+	New Additions in 2001.
	Bold indicates the Fund's 20 largest equity holdings in terms of June 30, 2001 market value.

INCOME TAX INFORMATION- The cost of total investments for Federal income tax purposes was $3,334,203. At June 30, 2001, net unrealized appreciation for all securities was $812,873, consisting of aggregate gross unrealized appreciation of $852,761 and aggregate gross unrealized depreciation of $39,888.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE CAPITAL FUND
STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2001 (unaudited)
	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value*	$64,011,611	$4,147,076
Repurchase agreement (at cost and value)	7,000,000	-
Cash	1,334,725	276,379
Receivable for capital shares sold	105,807	655,662
Receivable for dividends and interest	26,582	2,050
Prepaid expenses and other assets	2,215	956
Total Assets	72,480,940	5,082,123

LIABILITIES:
Payable for investments purchased	1,732,881	40,710
Payable for capital shares redeemed	12,285	-
Payable for investment advisory fees	64,824	2,364
Accrued expenses	21,595	5,176
Total Liabilities	1,831,585	48,250
Net Assets	$70,649,355	$5,033,873

ANALYSIS OF NET ASSETS:
Undistributed net investment loss	$(100,637)	$(8,840)
Accumulated net realized gain on investments	1,131,539	30,790
Net unrealized appreciation on investments	13,599,757	812,873
Capital shares	7,955	659
Additional paid-in capital	56,010,741	4,198,391
Net Assets	$70,649,355	$5,033,873

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	7,955,267	659,408

NET ASSET VALUES (Net Assets/Shares Outstanding):
(offering and redemption price per share)	$8.88	$7.63

*Investments at identified cost	$50,411,854	$3,334,203

ROYCE CAPITAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Micro-Cap Portfolio			Small-Cap Portfolio
	Six months ended	Year ended	Six months ended	Year ended
	June 30, 2001	December 31,	June 30, 2001	December 31,
	(unaudited)	2000	(unaudited)	2000
INVESTMENT OPERATIONS:
Net investment loss	($100,637)	($28,817)	($8,840)	($1,989)
Net realized gain on investments	864,914	1,088,820	16,524	93,772
Net change in unrealized appreciation
on investments	10,891,470	2,550,429	685,045	125,667
Net increase in net assets
from investment operations	11,655,747	3,610,432	692,729	217,450
DISTRIBUTIONS:
Net investment income	-	-	-	-
Net realized gain on investments	-	(976,920)	-	(88,208)
Total distributions	-	(976,920)	-	(88,208)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold	28,028,100	26,083,475	4,078,821	1,359,913
Distributions reinvested	-	976,920	-	88,208
Value of shares redeemed	(4,471,462)	(1,725,094)	(1,177,423)	(565,837)
Net increase in net assets
from capital share transactions	23,556,638	25,335,301	2,901,398	882,284
NET INCREASE IN NET ASSETS	35,212,385	27,968,813	3,594,127	1,011,526
NET ASSETS:
Beginning of period	35,436,970	7,468,157	1,439,746	428,220
End of period	$70,649,355	$35,436,970	$5,033,873	$1,439,746
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	($100,637)	-	($8,840)	-

CAPITAL SHARE TRANSACTIONS (in shares):
Shares sold	3,502,370	3,922,108	603,655	222,283
Shares issued for reinvestment
of distributions	0	143,243	0	14,366
Shares redeemed	(572,071)	(259,291)	(169,111)	(93,612)
Net increase in shares outstanding	2,930,299	3,806,060	434,544	143,037

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE CAPITAL FUND
STATEMENTS OF OPERATIONS	Six Months Ended June 30, 2001 (unaudited)
	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$152,820	$9,991
Interest	76,427	-
Total income	229,247	9,991
Expenses:
Investment advisory fees	305,448	13,950
Custodian	18,230	4,881
Administrative and office facilities expenses	7,462	383
Audit	6,250	1,250
Shareholder servicing	4,275	4,278
Trustees' fees	2,999	164
Organizational expenses	1,062	1,062
Legal	742	39
Other expenses	8,363	2,258
Total expenses	354,831	28,265
Fees waived by investment adviser	(24,947)	(9,434)
Net expenses Net investment loss	329,884	18,831
	(100,637)	(8,840)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	864,914	16,524
Net change in unrealized appreciation on investments	10,891,470	685,045
Net realized and unrealized gain on investments	11,756,384	701,569
NET INCREASE IN NET ASSETS
FROM INVESTMENT OPERATIONS	$11,655,747	$692,729
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
	FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating each Fund's performance for the periods presented.
				Net Realized		Distributions						Ratio of Net
		Net Asset		and	Distributions	From Net	Net Asset				Ratio of	Investment
		Value,	Net	Unrealized	From Net	Realized	Value,			Net Assets,	Expenses	Loss
		Beginning	Investment	Gain on	Investment	Gain on	End	Total		End of Period	to Average	to Average	Portfolio
		of Period	Loss	Investments	Income	Investments	of Period	Return		(in thousands)	Net Assets	Net Assets
	Micro-Cap Portfolio (a)
+	2001	$7.05	($0.01)	$1.84	-	-	$8.88	26.0%	**	$70,649	1.35%*	0.41)%*	9%**
	2000	6.13	(0.01)	1.14	-	(0.21)	7.05	18.6%		35,437	1.35%	(0.14)%	31%
	1999	5.24	(0.02)	1.46	-	(0.55)	6.13	28.1%		7,468	1.35%	(0.53)%	102%
	1998	5.80	(0.03)	0.23	-	(0.76)	5.24	4.1%		3,337	1.35%	(0.79)%	88%
	1997	5.01	(0.02)	1.08	-	(0.27)	5.80	21.2%		1,064	1.35%	(0.96)%	132%
	1996	5.00	-	0.01	-	-	5.01	0.2%	**	250	1.99%*	(1.99)%*	0%**

	Small-Cap Portfolio (b)
+	2001	$6.40	($0.01)	$1.24	-	-	$7.63	19.2%	**	$5,034	1.35%*	(0.63)%*	28%**
	2000	5.23	(0.01)	1.73	-	(0.55)	6.40	33.3%		1,440	1.35%	(0.26)%	116%
	1999	5.47	-	0.43	-	(0.67)	5.23	8.2%		428	1.35%	(0.06)%	70%
	1998	5.37	-	0.47	-	(0.37)	5.47	8.9%		374	1.35%	(0.08)%	109%
	1997	5.05	(0.01)	0.87	-	(0.54)	5.37	17.1%		296	1.35%	(0.18)%	79%
	1996	5.00	-	0.05	-	-	5.05	1.0%	**	252	1.99%*	(1.99)%*	0%**

(a)

Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended June 30, 2001 and December 31, 2000, 1999, 1998, 1997 and 1996, the expense ratios before the waivers and reimbursements would have been 1.45%, 1.58%, 2.24%, 2.59%, 7.32% and 22.49%, respectively.

The Fund commenced operations on December 27, 1996.
(b)

Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended June 30, 2001 and December 31, 2000, 1999, 1998, 1997 and 1996, the expense ratios before the waivers and reimbursements would have been 2.03%, 3.89%, 5.63%, 7.05%, 8.87% and 22.49%, respectively.

The Fund commenced operations on December 27, 1996.
*	Annualized.
**	Not annualized.
+	Six months ended June 30, 2001 (unaudited).

Notes To Financial Statements (unaudited)

Summary of Significant Accounting Policies:

        Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the "Fund" or "Funds") are the two series of Royce Capital Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. The Funds commenced operations on December 27, 1996. Effective May 1, 2001, Premier Portfolio changed its name to Small-Cap Portfolio.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

        Valuation of investments:

        Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

        Investment transactions and related investment income:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

        Expenses:

         The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses.

        Taxes:

        As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information."

Notes To Financial Statements (unaudited) (continued)

        Distributions:

        Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

        Repurchase agreements:

        The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

        Organizational expenses:

        Costs incurred by the Funds in connection with its organization and initial registration of shares of $10,000 per portfolio have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations.

Investment Adviser:

        Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain the net annual ratio of operating expenses to average net assets at or below 1.35% for each Fund through December 31, 2001. For the period ended June 30, 2001, Micro-Cap Portfolio recorded advisory fees of $280,501 (net of waivers of $24,947) and Small-Cap Portfolio recorded advisory fees of $4,516 (net of waivers of $9,434).

Purchases and Sales of Investment Securities:

        For the period ended June 30, 2001, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Micro-Cap Portfolio	Small-Cap Portfolio

Purchases	$22,418,290	$3,005,418
Sales	$4,316,915	$648,423